SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


Date of Report:   September 20, 1996
Date of earliest event reported:  September 19, 1996



                                ASHLAND INC.
            (Exact name of registrant as specified in its charter)

                                  Kentucky
                (State or other jurisdiction of incorporation)

         1-2918                                              61--0122250
(Commission File Number)                                  (I.R.S. Employer
                                                         Identification No.)


1000 Ashland Drive, Russell, Kentucky                           41169
(Address of principal executive offices)                      (Zip Code)


P.O. Box 391, Ashland, Kentucky                                 41114
     (Mailing Address)                                        (Zip Code)


Registrant's telephone number, including area code (606) 329-3333


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Item 5.  Other Events

     At its meeting held on September 19, 1996, the Board of Directors voted to amend Article II, Section 2, Article III, Section 3, and Article V, Section 4 of the Registrant's Bylaws. The Bylaws of Registrant, as amended, are attached hereto.

     Also at the September 19, 1996 meeting, as previously announced,  Paul
W. Chellgren was formally elected by the Board of Directors as Chief Executive Officer of Registrant effective October 1, 1996, at which time John R. Hall will retire from such position.

Item 7.  Financial Statements and Exhibits
     (c)   Exhibits
          3.2   Bylaws of Ashland Inc. as amended to September 19, 1996.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ASHLAND INC.
                                          ------------------------------
                                                  (Registrant)



Date:  September 20, 1996                    /s/  James G. Stephenson
                                          ------------------------------
                                          Name:  James G. Stephenson
                                          Title: Vice President-Law
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                               EXHIBIT INDEX

  EXHIBIT NUMBER                                               PAGE NO.
       3.2             Bylaws of Ashland Inc. as amended
                       to September 19, 1996.